EXHIBIT 12.2

CERTIFICATION PURSUANT TO

SEC RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David F. DeVoe, Senior Executive Vice President and Chief Financial Officer of The News Corporation Limited (the “Company”), certify that:

1. I have reviewed this amendment to the annual report on Form 20-F of the Company; and,

2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment.

Date: December 8, 2003

/s/ David F. DeVoe
David F. DeVoe
Senior Executive Vice President and Chief Financial Officer